UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    Form 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 31, 2003



                          Tesoro Petroleum Corporation
             (Exact name of registrant as specified in its charter)


          Delaware                     1-3473                  95-0862768
 (State or other jurisdiction   (Commission File Number)      (IRS Employer
       of incorporation)                                    Identification No.)



              300 Concord Plaza Drive                           78216-6999
                 San Antonio, Texas                              (Zip Code)
          (Address of principal executive offices)




       Registrant's telephone number, including area code: (210) 828-8484

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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

         (a) Financial statements of businesses acquired.

                  Not applicable.

         (b) Pro forma financial information.

                  Not applicable.

         (c) Exhibits.

              99.1 Press Release issued on July 31, 2003 by Tesoro Petroleum Corporation


Item  12.  Results of Operations and Financial Condition

On July 31, 2003 Tesoro issued a press release (the "Press Release") announcing financial results for its second quarter ended June 30, 2003. The foregoing is qualified by reference to the Press Release which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this report is being furnished, not filed, pursuant to Item 12 of Form 8-K. Accordingly, the information in Item 12 of this report will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.





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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    July 31, 2003


                                               TESORO PETROLEUM CORPORATION


                                                By: /s/ Gregory A. Wright
                                                   -----------------------------
                                                    Gregory A. Wright
                                                    Senior Vice President
                                                    and Chief Financial Officer



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                                Index to Exhibits


Exhibit Number       Description

   99.1              Press Release issued on July 31, 2003 by Tesoro Petroleum
                     Corporation